ENTEGRIS PROPRIETARY AND CONFIDENTIAL – INTERNAL Third Quarter 2026 October 29, 2026 Entegris Earnings Summary EXHIBIT 99.2

2 Safe Harbor ENTEGRIS THIRD QUARTER 2026 EARNINGS SUMMARY This presentation contains “forward-looking statements”. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are based on current management expectations and assumptions only as of the date of this presentation. They are not guarantees of future performance and they involve substantial risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to, fluctuations in demand for semiconductors and volume of semiconductor manufacturing; global economic uncertainty, including volatile financial markets, inflation and increased costs, trade wars, fluctuations in interest rates, economic recessions, and national debt and bank failures; supply chain risks, including partial reliance on sole, single or limited source suppliers; challenges inherent in operating a global business, including managing complex political, legal, regulatory, and operational environments across the jurisdictions in which the Company operates; the impact of export controls, economic sanctions and other similar restrictions; customer concentration; the need for continuing innovation and introduction of new products; manufacturing interruptions or delays and other operational disruptions; information technology system failures, network disruptions, data breaches, and other cybersecurity threats; the impact of tariffs and a volatile trade environment; the use of hazardous materials in the Company’s operations; goodwill impairment; loss of key employees; the Company’s ability to obtain, protect, and enforce intellectual property rights; the Company’s use, and its competitors’ use, of AI; environmental, social, and governance commitments; the impact of being subject to numerous rapidly evolving environmental laws and regulations across many jurisdictions; risks related to the regulatory environment, including compliance costs and being subject to potentially inconsistent or conflicting regulations; changes in taxation or adverse tax rulings; the impact of government incentives, including added operational complexity and competition; the impact of the Company’s indebtedness, including its ability to obtain future financing; risks related to the Company’s ability to generate sufficient cash to service its indebtedness; restrictions on the Company’s operations as a result of the terms of the Amended Credit Agreement and the Indentures; the volatility of the price of the Company’s common stock; changes in capital allocation strategy; provisions in the Company’s charter documents and Delaware law may delay or prevent the Company from being acquired; significant competition; the Company’s ability to successfully acquire or integrate other businesses, form joint ventures, or divest businesses; the impact of climate change, including changes in market dynamics and stakeholder expectations, and unexpected operational disruptions; and the other factors and additional information described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on February 11, 2026, including under the heading “Risk Factors” in Part I, Item 1A, and in the Company’s other periodic filings with the SEC. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company undertakes no obligation to update any forward-looking statements or information contained herein, which speak as of their respective dates. This presentation contains references to "Adjusted Net Sales ", “Adjusted EBITDA,” “Adjusted EBITDA – as a % of Net Sales,” “Adjusted Operating Income,” “Adjusted Operating Margin,” “Adjusted Gross Profit,” “Adjusted Gross Margin – as a % of Net Sales,” “Adjusted Segment Profit,” “Adjusted Segment Profit Margin,” “Non-GAAP Operating Expenses,” “Non-GAAP Tax Rate,” “Non-GAAP Net Income,” “Diluted Non-GAAP Earnings per Common Share,” “Free Cash Flow,” and other measures that are not presented in accordance with GAAP. The non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures but should instead be read in conjunction with the GAAP financial measures. Further information with respect to and reconciliations of such measures to the most directly comparable GAAP measure can be found attached to this presentation.

3 Summary – Consolidated Statement of Operations GAAP ENTEGRIS THIRD QUARTER 2026 EARNINGS SUMMARY $ in millions, except per share data 3Q26 3Q25 2Q26 3Q26 over 3Q25 3Q26 over 2Q26 Net Sales $1,005.7 $807.1 $883.2 24.6% 13.9% Gross Margin 49.7% 43.5% 47.6% Operating Expenses $269.6 $228.7 $255.4 17.9% 5.6% Operating Income $230.6 $122.6 $164.6 88.1% 40.1% Operating Margin 22.9% 15.2% 18.6% Tax Rate 15.4% 2.1% 15.0% Net Income $157.8 $70.5 $93.6 123.8% 68.6% Diluted Earnings Per Common Share $1.03 $0.46 $0.61 123.9% 68.9%

4 Summary – Consolidated Statement of Operations Non-GAAP1 ENTEGRIS THIRD QUARTER 2026 EARNINGS SUMMARY $ in millions, except per share data 3Q26 3Q25 2Q26 3Q26 over 3Q25 3Q26 over 2Q26 Net Sales $1,005.7 $807.1 $883.2 24.6% 13.9% Adjusted Gross Margin – as a % of Net Sales1 48.9% 43.6% 47.6% Non-GAAP Operating Expenses1 $222.7 $181.3 $203.9 22.8% 9.2% Adjusted Operating Income1 $269.4 $170.3 $216.3 58.2% 24.5% Adjusted Operating Margin1 26.8% 21.1% 24.5% Non-GAAP Tax Rate2 16.4% 9.4% 16.2% Non-GAAP Net Income1 $189.7 $109.9 $142.7 72.6% 32.9% Diluted Non-GAAP Earnings Per Common Share1 $1.23 $0.72 $0.93 70.8% 32.3% Adjusted EBITDA $303.3 $220.7 $250.7 37.4% 21.0% Adjusted EBITDA – as a % of Net Sales 30.2% 27.3% 28.4% 1.See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. 2.Reflects the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes.

5 $ in millions 3Q26 3Q25 2Q26 3Q26 over 3Q25 3Q26 over 2Q26 Net Sales $404.1 $348.6 $371.3 15.9% 8.8% Segment Profit $84.3 $65.2 $77.7 29.3% 8.5% Segment Profit Margin 20.9% 18.7% 20.9% Adj. Segment Profit1 $82.3 $65.9 $77.7 24.9% 5.9% Adj. Segment Profit Margin1 20.4% 18.9% 20.9% Materials Solutions (MS) ENTEGRIS THIRD QUARTER 2026 EARNINGS SUMMARY 1.See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. Advanced Purity Solutions (APS) $ in millions 3Q26 3Q25 2Q26 3Q26 over 3Q25 3Q26 over 2Q26 Net Sales $604.9 $460.8 $514.6 31.3% 17.5% Segment Profit $212.7 $118.2 $150.9 79.9% 41.0% Segment Profit Margin 35.2% 25.7% 29.3% Adj. Segment Profit1 $208.2 $119.2 $155.8 74.7% 33.6% Adj. Segment Profit Margin1 34.4% 25.9% 30.3% 3Q26 Segment Highlights

6 Summary – Balance Sheet Items ENTEGRIS THIRD QUARTER 2026 EARNINGS SUMMARY $ in millions 3Q26 3Q25 2Q26 Amount % Total Amount % Total Amount % Total Cash and Cash Equivalents $356.5 4.2% $399.8 4.8% $353.6 4.2% Accounts Receivable, Net 625.2 7.3% 493.2 5.9% 559.1 6.6% Inventories, Net 769.0 9.0% 646.8 7.7% 703.9 8.4% Net PP&E 1,621.8 19.0% 1,654.5 19.7% 1,624.5 19.3% Total Assets $8,540.6 $8,401.8 $8,418.5 Accounts Payable 262.4 3.1% 146.5 1.7% 242.8 2.9% Other Current Liabilities 459.7 5.4% 346.2 4.1% 342.6 4.1% Long-Term Debt 3,260.6 38.2% 3,842.8 45.7% 3,456.0 41.1% Total Liabilities $4,207.7 49.3% $4,511.0 53.7% $4,262.3 50.6% Total Shareholders’ Equity $4,332.9 50.7% $3,890.8 46.3% $4,156.2 49.4%

7 Summary – Cash Flows ENTEGRIS THIRD QUARTER 2026 EARNINGS SUMMARY $ in millions 3Q26 3Q25 2Q26 Beginning Cash Balance $353.6 $376.8 $442.7 Cash provided by operating activities 266.8 249.5 156.2 Capital expenditures (43.2) (66.7) (39.3) Proceeds from government incentives — 8.2 3.4 Other investing activities (6.1) (1.2) (0.3) Net payments on debt (200.0) (150.0) (200.0) Payments for dividends (15.4) (15.1) (15.4) Other financing activities (1.3) 1.2 6.9 Effect of exchange rates 2.1 (2.9) (0.6) Ending Cash Balance $356.5 $399.8 $353.6 Free Cash Flow1 $223.6 $191.0 $120.3 1. Equals cash provided by operating activities less capital expenditures, net of proceeds from government incentives.

8 ENTEGRIS THIRD QUARTER 2026 EARNINGS SUMMARY 1.See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. GAAP $ in millions, except share data 4Q26 Guidance 3Q26 Actual 2Q26 Actual Net Sales $1,025 - $1,055 $1,005.7 $883.2 Non-GAAP Operating Expenses1 $224 - $230 $222.7 $203.9 Non-GAAP Net Income1 $203- $215 $189.7 $142.7 Diluted non-GAAP Earnings per Common Share1 $1.32 - $1.40 $1.23 $0.93 Adjusted EBITDA Margin1 30.7% - 31.2% 30.2% 28.4% Non-GAAP $ in millions, except share data 4Q26 Guidance 3Q26 Actual 2Q26 Actual Net Sales $1,025 - $1,055 $1,005.7 $883.2 Operating Expenses $269 - $275 $269.6 $255.4 Net Income $168 - $181 $157.8 $93.6 Diluted Earnings per Common Share $1.09 - $1.17 $1.03 $0.61 Operating Margin 23.0% - 23.7% 22.9% 18.6% Outlook

9 Appendix

10 Consolidated Summary Financials Non-GAAP1 ENTEGRIS THIRD QUARTER 2026 EARNINGS SUMMARY $ in millions 1Q25 2Q25 3Q25 4Q25 FY2025 1Q26 2Q26 3Q26 Net Sales $773.2 $792.4 $807.1 $823.9 $3,196.6 $811.9 $883.2 $1,005.7 Adjusted Gross Margin % 46.1% 44.6% 43.6% 44.0% 44.6% 46.9% 47.6% 48.9% Non-GAAP Operating Expenses $185.9 $188.2 $181.3 $187.9 $743.3 $189.1 $203.9 $222.7 Adjusted Operating Income $170.8 $165.4 $170.3 $174.4 $680.9 $192.0 $216.3 $269.4 Adjusted Operating Margin 22.1% 20.9% 21.1% 21.2% 21.3% 23.6% 24.5% 26.8% Adjusted EBITDA $220.7 $216.7 $220.7 $228.1 $886.2 $226.1 $250.7 $303.3 Adjusted EBITDA % 28.5% 27.3% 27.3% 27.7% 27.7% 27.8% 28.4% 30.2% 1.See GAAP to non-GAAP reconciliation tables in the appendix of this presentation.

11 ENTEGRIS THIRD QUARTER 2026 EARNINGS SUMMARY Segment Financials Non-GAAP1 Adjusted Segment Profit: MS $75.1 $75.5 $65.9 $75.7 $292.2 $77.1 $77.7 $82.3 APS 110.4 105.8 119.2 115.0 450.4 135.1 155.8 208.2 Adjusted Segment Profit Margin: MS 22.0% 21.3% 18.9% 20.9% 20.8% 22.0% 20.9% 20.4% APS 25.4% 24.1% 25.9% 24.8% 25.0% 29.1% 30.3% 34.4% $ in millions 1Q25 2Q25 3Q25 4Q25 FY2025 1Q26 2Q26 3Q26 Net Sales: MS $341.4 $354.9 $348.6 $361.8 $1,406.7 $351.1 $371.3 $404.1 APS 433.9 439.9 460.8 464.5 1,799.1 463.6 514.6 604.9 Inter-segment elimination (2.1) (2.4) (2.3) (2.4) (9.2) (2.8) (2.7) (3.3) Total Sales $773.2 $792.4 $807.1 $823.9 $3,196.6 $811.9 $883.2 $1,005.7 1.See GAAP to non-GAAP reconciliation tables in the appendix of this presentation.

ENTEGRIS THIRD QUARTER 2026 EARNINGS SUMMARY

Reconciliation of Gross Profit to Adjusted Gross Profit

$ in millions	1Q25	2Q25	3Q25	4Q25	FY2025	1Q26	2Q26	3Q26
Net Sales	$773.2	$792.4	$807.1	$823.9	$3,196.6	$811.9	$883.2	$1,005.7
Gross profit - GAAP	$356.5	$351.5	$351.3	$360.6	$1,419.9	$380.8	$420.0	$500.2
Adjustments to gross profit:								
IEEPA Tariff refunds[1]	—	—	—	—	—	—	—	(8.3)
Restructuring costs[2]	0.2	2.1	0.3	1.7	4.3	0.3	0.2	0.2
Adjusted Gross Profit	$356.7	$353.6	$351.6	$362.3	$1,424.2	$381.1	$420.2	$492.1
Gross margin - as a % of net sales	46.1%	44.4%	43.5%	43.8%	44.4%	46.9%	47.6%	49.7%
Adjusted gross margin - as a % of net sales	46.1%	44.6%	43.6%	44.0%	44.6%	46.9%	47.6%	48.9%

1. In the three months ended September 26, 2026, the Company received $8.3 million of refunds of International Emergency Economic Powers Act (IEEPA) tariffs that were recognized in cost of goods sold as incurred from April 2025 through February 2026 and were not excluded from the Company's non-GAAP results in those periods. The Company excluded the refunds from non-GAAP results because they represent a discrete, non-recurring, out-of-period recovery arising from a legal and regulatory development rather than ongoing operating performance.2. Restructuring charges resulting from discrete cost saving initiatives inclusive of employee termination benefit, contract termination costs and asset impairment charges, primarily related to (i) an internal reorganization, combining two complementary divisions into one and realigning our customer facing organization, (ii) workforce reductions, contract termination costs and the abandonment of certain capital equipment no longer necessary for the Company's long-term objectives and (iii) the planned wind-down of the Company's Life Sciences Fluid Management business.

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Entegris

13 ENTEGRIS THIRD QUARTER 2026 EARNINGS SUMMARY 1. Restructuring charges resulting from discrete cost saving initiatives inclusive of employee termination benefit, contract termination costs and asset impairment charges, primarily related to (i) an internal reorganization, combining two complementary divisions into one and realigning our customer facing organization, (ii) workforce reductions and (iii) the planned wind-down of the Company’s Life Sciences Fluid Management business. 2.Non-recurring net loss from the sale of a small, industrial specialty chemicals business. 3. Non-cash amortization expense associated with intangibles acquired in acquisitions. Reconciliation of GAAP Operating Expenses to Non-GAAP $ in millions 1Q25 2Q25 3Q25 4Q25 FY2025 1Q26 2Q26 3Q26 GAAP Operating Expenses $234.2 $245.4 $228.7 $255.7 $964.0 $239.2 $255.4 $269.6 Adjustments to operating expenses: Restructuring costs1 2.2 11.2 1.4 10.6 25.4 3.8 5.4 1.3 Loss from sale of business2 — — — 10.9 10.9 — — — Amortization of intangible assets3 46.1 46.0 46.0 46.3 184.4 46.3 46.1 45.6 Non-GAAP operating expenses $185.9 $188.2 $181.3 $187.9 $743.3 $189.1 $203.9 $222.7

ENTEGRIS THIRD QUARTER 2026 EARNINGS SUMMARY

Reconciliation of MS Segment Profit to Adjusted MS Segment Profit Non-GAAP

$ in millions	1Q25	2Q25	3Q25	4Q25	FY2025	1Q26	2Q26	3Q26
MS segment profit	$75.0	$72.5	$65.2	$63.9	$276.6	$75.9	$77.7	$84.3
IEEPA Tariff refunds[1]	—	—	—	—	—	—	—	(2.1)
Restructuring costs[2]	0.1	3.0	0.7	0.9	4.7	1.2	—	0.1
Loss from the sale of business	—	—	—	10.9	10.9	—	—	—
MS adjusted segment profit	$75.1	$75.5	$65.9	$75.7	$292.2	$77.1	$77.7	$82.3

Reconciliation of APS Segment Profit to Adjusted APS Segment Profit Non-GAAP

$ in millions	1Q25	2Q25	3Q25	4Q25	FY2025	1Q26	2Q26	3Q26
APS segment profit	$108.1	$95.9	$118.2	$104.2	$426.4	$133.6	$150.9	$212.7
IEEPA Tariff refunds[1]	—	—	—	—	—	—	—	(6.2)
Restructuring costs[2]	2.3	9.9	1.0	10.8	24.0	1.5	4.9	1.7
APS adjusted segment profit	$110.4	$105.8	$119.2	$115.0	$450.4	$135.1	$155.8	$208.2

1. In the three months ended September 26, 2026, the Company received $8.3 million of refunds of International Emergency Economic Powers Act (IEEPA) tariffs that were recognized in cost of goods sold as incurred from April 2025 through February 2026 and were not excluded from the Company's non-GAAP results in those periods. The Company excluded the refunds from non-GAAP results because they represent a discrete, non-recurring, out-of-period recovery arising from a legal and regulatory development rather than ongoing operating performance. 2. Restructuring charges resulting from discrete cost saving initiatives inclusive of employee termination benefit, contract termination costs and asset impairment charges, primarily related to (i) an internal reorganization, combining two complementary divisions into one and realigning our customer facing organization, (ii) workforce reductions, contract termination costs and the abandonment of certain capital equipment no longer necessary for the Company's long-term objectives and (iii) the planned wind-down of the Company's Life Sciences Fluid Management business.

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Entegris

ENTEGRIS THIRD QUARTER 2026 EARNINGS SUMMARY

Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA

$ in millions	1Q25	2Q25	3Q25	4Q25	FY2025	1Q26	2Q26	3Q26
Net Sales	$773.2	$792.4	$807.1	$823.9	$3,196.6	$811.9	$883.2	$1,005.7
Net income	62.9	52.8	70.5	49.4	235.6	92.0	93.6	157.8
Net income - as a % of net sales	8.1%	6.7%	8.7%	6.0%	7.4%	11.3%	10.6%	15.7%
Adjustments to net income:								
Income tax expense	8.2	2.8	1.5	5.5	18.0	1.0	16.5	28.7
Interest expense, net	49.6	50.5	46.1	45.7	191.9	47.0	46.7	43.9
Other expense (income), net	1.3	(0.2)	4.2	4.1	9.4	1.4	7.8	0.2
Equity in net loss of affiliates	0.3	0.2	0.3	0.2	1.0	0.2	0.0	0.0
GAAP - Operating income	$122.3	$106.1	$122.6	$104.9	$455.9	$141.6	$164.6	$230.6
Operating margin - as a % of net sales	15.8%	13.4%	15.2%	12.7%	14.3%	17.4%	18.6%	22.9%
Restructuring costs[2]	2.4	13.3	1.7	12.3	29.7	4.1	5.6	1.5
Loss from sale of business[3]	—	—	—	10.9	10.9	—	—	—
Amortization of intangible assets[4]	46.1	46.0	46.0	46.3	184.4	46.3	46.1	45.6
Adjusted operating income	$170.8	$165.4	$170.3	$174.4	$680.9	$192.0	$216.3	$269.4
Adjusted operating margin - as a % of net sales	22.1%	20.9%	21.1%	21.2%	21.3%	23.6%	24.5%	26.8%
Depreciation	49.9	51.3	50.4	53.7	205.3	34.1	34.4	33.9
Adjusted EBITDA	$220.7	$216.7	$220.7	$228.1	$886.2	$226.1	$250.7	$303.3
Adjusted EBITDA - as a % of net sales	28.5%	27.3%	27.3%	27.7%	27.7%	27.8%	28.4%	30.2%

1.In the three months ended September 26, 2026, the Company received $8.3 million of refunds of International Emergency Economic Powers Act (IEEPA) tariffs that were recognized in cost of goods sold as incurred from April 2025 through February 2026 and were not excluded from the Company's non-GAAP results in those periods. The Company excluded the refunds from non-GAAP results because they represent a discrete, non-recurring, out-of-period recovery arising from a legal and regulatory development rather than ongoing operating performance. 2.Restructuring charges resulting from discrete cost saving initiatives inclusive of employee termination benefit, contract termination costs and asset impairment charges, primarily related to (i) an internal reorganization, combining two complementary divisions into one and realigning our customer facing organization, (ii) workforce reductions and (iii) the planned wind-down of the Company's Life Sciences Fluid Management business. 3.Non-recurring net loss from the sale of a small, industrial specialty chemicals business. 4. Non-cash amortization expense associated with intangibles acquired in acquisitions.

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Entegris

ENTEGRIS THIRD QUARTER 2026 EARNINGS SUMMARY

Reconciliation of GAAP Net Income and Diluted Earnings per Common Share to Non-GAAP Net Income and Diluted Non-GAAP Earnings per Common Share

$ in millions, except per share data	1Q25	2Q25	3Q25	4Q25	FY2025	1Q26	2Q26	3Q26
GAAP net income	$62.9	$52.8	$70.5	$49.4	$235.6	$92.0	$93.6	$157.8
IEEPA Tariff refunds[1]	—	—	—	—	—	—	—	(8.3)
Restructuring costs[2]	2.4	13.3	1.7	12.3	29.7	4.1	5.6	1.5
Equity investment impairment[3]	—	—	—	—	—	—	6.7	—
Loss from the sale of business[4]	—	—	—	10.9	10.9	—	—	—
Amortization of intangible assets[5]	46.1	46.0	46.0	46.3	184.4	46.3	46.1	45.6
Loss on extinguishment of debt[6]	—	—	1.7	1.5	3.2	0.5	1.7	1.7
Tax effect of adjustments to net income and discrete items[7]	(9.9)	(11.5)	(10.0)	(13.9)	(45.3)	(10.4)	(11.0)	(8.6)
Non-GAAP net income	$101.5	$100.6	$109.9	$106.5	$418.5	$132.5	$142.7	$189.7
Diluted earnings per common share	$0.41	$0.35	$0.46	$0.32	$1.55	$0.60	$0.61	$1.03
Effect of adjustments to net income	$0.25	$0.31	$0.26	$0.37	$1.20	$0.26	$0.32	$0.21
Diluted non-GAAP earnings per common share[8]	$0.67	$0.66	$0.72	$0.70	$2.75	$0.86	$0.93	$1.23
Diluted weighted average shares outstanding	152.0	151.9	152.3	152.5	152.2	153.2	153.6	153.9

1 In the three months ended September 26, 2026, the Company received $8.3 million of refunds of International Emergency Economic Powers Act (IEEPA) tariffs that were recognized in cost of goods sold as incurred from April 2025 through February 2026 and were not excluded from the Company's non-GAAP results in those periods. The Company excluded the refunds from non-GAAP results because they represent a discrete, non-recurring, out-of-period recovery arising from a legal and regulatory development rather than ongoing operating performance. 2. Restructuring charges resulting from discrete cost saving initiatives inclusive of employee termination benefit, contract termination costs and asset impairment charges, primarily related to (i) an internal reorganization, combining two complementary divisions into one and realigning our customer facing organization, (ii) workforce reductions and (iii) the planned wind-down of the Company's Life Sciences Fluid Management business. 3. Equity investment impairment in 2026 that reduced our carrying basis to zero. 4.Non-recurring net loss from the sale of a small, industrial specialty chemicals business. 5.Non-cash amortization expense associated with intangibles acquired in acquisitions. 6. Loss on extinguishment of debt of our Term Loan Facility in 2025 and 2026. 7. The tax effect of pre-tax adjustments to net income was calculated using the applicable marginal tax rate for each respective year. 8 .As a result of displaying amounts in millions, the per-share components may not sum due to rounding.

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Entegris

17 ENTEGRIS THIRD QUARTER 2026 EARNINGS SUMMARY *As a result of displaying amounts in millions, rounding differences may exist in the tables. Reconciliation of GAAP Outlook to Non-GAAP Outlook* $ in millions Fourth Quarter Outlook Reconciliation GAAP operating expenses to non-GAAP operating expenses: December 31, 2026 GAAP operating expenses $269 - $275 Adjustments to net income: Amortization of intangible assets 45 Non-GAAP operating expenses $224 - $230 $ in millions Fourth Quarter Outlook Reconciliation GAAP net income to non-GAAP net income: December 31, 2026 GAAP net income $168 - $181 Adjustments to net income: Amortization of intangible assets 45.3 Income tax effect (11) Non-GAAP net income $203- $215 Fourth Quarter Outlook Reconciliation GAAP diluted earnings per share to non-GAAP diluted earnings per share: December 31, 2026 Diluted earnings per common share $1.09 - $1.17 Adjustments to diluted earnings per common share: Amortization of intangible assets 0.29 Income tax effect (0.06) Diluted non-GAAP earnings per common share $1.32 - $1.40

18 ENTEGRIS THIRD QUARTER 2026 EARNINGS SUMMARY *As a result of displaying amounts in millions, rounding differences may exist in the tables. Reconciliation of GAAP Outlook to Non-GAAP Outlook* (continued) $ in millions Fourth Quarter Outlook Reconciliation GAAP operating income to non-GAAP operating income and adjusted EBITDA: December 31, 2026 Net sales $1,025 - $1,055 GAAP - Operating income $235 - $250 Operating margin - as a % of net sales 23.0% - 23.7% Restructuring costs — Amortization of intangible assets 45 Adjusted operating income $281 - $295 Adjusted operating margin - as a % of net sales 27.4% - 27.9% Depreciation 34 Adjusted EBITDA $315- $329 Adjusted EBITDA - as a % of net sales 30.7% - 31.2%